UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Enertopia Corp.
Name of the Registrant as Specified In Its Charter

N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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ii

Table of Contents

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS	1
PROXY STATEMENT	2
QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING OF STOCKHOLDERS	2
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON APRIL 11, 2012	2
FORWARD-LOOKING STATEMENTS	7
PROPOSAL 1 ELECTION OF DIRECTORS	9
PROPOSAL 2 RATIFICATION OF THE CONTINUED APPOINTMENT OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	18
INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON	20
“HOUSEHOLDING” OF PROXY MATERIALS	20
STOCKHOLDER PROPOSALS	20
WHERE YOU CAN FIND MORE INFORMATION	20
OTHER MATTERS	21

ENERTOPIA CORP.
950-1130 West Pender Street
Vancouver, BC, Canada V6E 4A4

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON APRIL 11, 2012

Dear Stockholder:

Our annual meeting of stockholders will be held at Suite 400, 570 Granville Street, Vancouver, BC, Canada, V6C 3P1, at 10:00 a.m., local time, on Wednesday April 11, 2012 for the following purposes:

1.	to elect Robert McAllister, Donald Findlay, Greg Dawson and Chris Bunka as directors to serve our company for the ensuing year and until their successors are elected;

2.	to ratify MNP LLP our independent registered public accounting firm for the fiscal year ending August 31, 2012 and to allow directors to set the remuneration; and

3.	to transact such other business as may properly come before the Meeting or any adjournment of postponement thereof.

These items of business are more fully described in the proxy statement accompanying this notice.

Our board of directors has fixed the close of business on March 7, 2012 as the record date for the determination of the stockholders entitled to notice of, and to vote at, the annual meeting or any adjournment thereof. Only the stockholders of record on the record date are entitled to vote at the annual meeting.

Whether or not you plan on attending the annual meeting, we ask that you vote by proxy by following instructions provided in the enclosed proxy card as promptly as possible. If your shares are held of record by a broker, bank, or other nominee, please follow the voting instruction sent to you by your broker, bank, or other nominee in order to vote your shares.

Even if you have voted by proxy, you may still vote in person if you attend the annual meeting. Please note, however, that if your shares are held of record by a broker, bank, or other nominee and you wish to vote at the annual meeting, you must obtain a valid proxy issued in your name from that record holder.

Sincerely,

By Order of the Board of Directors

Per:
       Christopher Bunka
       Chairman of the Board
Date: March 12, 2012

ENERTOPIA CORP.
950-1130 West Pender Street
Vancouver, BC, Canada V6E 4A4
Telephone: (604) 602-1633

PROXY STATEMENT
ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON APRIL 11, 2012

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING OF STOCKHOLDERS

Why am I receiving these materials?

The board of directors of Enertopia Corp. (“we”, “us” or “our”) is soliciting proxies for use at the annual meeting of stockholders to be held at Suite 400 570 Granville Street, Vancouver, BC, Canada, at 10:00 a.m., local time, on Wednesday, April 11, 2012 or at any adjournment of the annual meeting (the "Meeting"). These materials were first sent or given to our stockholders on or about March 21, 2012.

What is included in these materials?

These materials include:

  the notice of annual meeting of stockholders;
  this proxy statement for the annual meeting of stockholders;
  the proxy card; and
  our annual report on Form 10-K for the year ended August 31, 2011, as filed with the Securities and Exchange Commission on November 29, 2011.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
FOR THE MEETING TO BE HELD ON APRIL 11, 2012

The above materials are also available at www.enertopia.com.

The annual report on Form 10-K accompanies this proxy statement, but does not constitute a part of the soliciting material.

What items will be voted at the Meeting?

Our stockholders will vote:

1.	to elect Robert McAllister, Donald Findlay, Greg Dawson, and Chris Bunka as directors to serve our company for the ensuing year and until their successors are elected;

2.	to ratify MNP LLP our independent registered public accounting firm for the fiscal year ending August 31, 2012 and to allow directors to set the remuneration; and

3.	to transact such other business as may properly come before the Meeting or any adjournment of postponement thereof.

What do I need to do now?

We urge you to carefully read and consider the information contained in this proxy statement. We request that you cast your vote on each of the proposals described in this proxy statement. You are invited to attend the Meeting, but you do not need to attend the Meeting in person to vote your shares. Even if you do not plan to attend the Meeting, please vote by proxy by following instructions provided in the proxy card.

Who can vote at the Meeting?

Our board of directors has fixed the close of business on March 7, 2012 as the record date (the "Record Date") for the determination of the stockholders entitled to notice of, and to vote at, the Meeting or any adjournment. If you were a stockholder of record on the Record Date, you are entitled to vote at the Meeting.

As of the Record Date, 24,743,865 shares of our common stock were issued and outstanding and no other voting securities were issued and outstanding. Therefore, a total of 24,743,865 votes are entitled to be cast at the Meeting.

How many votes do I have?

On each proposal to be voted upon, you have one vote for each share of our common stock that you owned on the Record Date. There is no cumulative voting.

How can you Vote?

Shares of common stock cannot be voted at our annual meeting unless the holder of record is present in person or is represented by proxy. A stockholder has the right to attend our annual meeting at the time and place set forth in the Notice of Annual Meeting and to vote their securities directly at the meeting. In the alternative, a stockholder may appoint a person to represent such stockholder at our annual meeting by completing the enclosed Form of Proxy, which authorizes a person other than the holder of record to vote on behalf of the stockholder, and returning it to our transfer agent, Olympia Trust Company 1003, 750 West Pender Street Vancouver, BC V6C 2T8. All stockholders are urged to complete, sign, date and promptly return the proxy by mail in the enclosed postage-paid envelope, or by fax If you do not wish to vote in person or if you will not be attending the Meeting, you may vote by proxy by mail, by telephone or via the Internet by following instructions provided in the proxy card.

Valid proxies will be voted at our annual meeting and at any postponements or adjournments thereof as you direct in the proxy, provided that they are received by our transfer agent at least 24 hours prior to the scheduled time of the meeting, or any adjournment thereof, or deposited with the Chair of the meeting on the day of the meeting or any adjournment thereof prior to the time of voting.

The shares of common stock represented by the proxy will be voted, or withheld from voting, as directed in the proxy. If no direction is given and the proxy is validly executed, the proxy will be voted FOR the election of the nominees for our Board of Directors, the approval, ratification, and for the appointment of MNP LLP as our company’s auditors for the 2012 fiscal year and to allow directors to set the remuneration, as set forth in this proxy statement. If any other matters properly come before our annual meeting, the persons authorized under the proxies will vote upon such other matters in accordance with their best judgment, pursuant to the discretionary authority conferred by the proxy.

ADVICE TO BENEFICIAL HOLDERS OF SHARES OF COMMON STOCK

THE INFORMATION SET FORTH IN THIS SECTION IS OF SIGNIFICANT IMPORTANCE TO MANY STOCKHOLDERS OF OUR COMPANY, AS A SUBSTANTIAL NUMBER OF STOCKHOLDERS DO NOT HOLD SHARES IN THEIR OWN NAME.

Stockholders who do not hold their shares in their own name (referred to in this Proxy Statement as “beneficial stockholders”) should note that only proxies deposited by stockholders whose names appear on the records of our company as the registered holders of shares of common stock can be recognized and acted upon at our annual meeting. If shares of common stock are listed in an account statement provided to a stockholder by a broker, then in almost all cases those shares of common stock will not be registered in the stockholder's name on the records of our company. Such shares of common stock will more likely be registered under the names of the stockholder's broker or an agent of that broker. In the United States, the vast majority of such shares are registered under the name of Cede & Co. as nominee for The Depository Trust Company (which acts as depository for many U.S. brokerage firms and custodian banks), and in Canada, under the name of CDS & Co. (the registration name for The Canadian Depository for Securities Limited, which acts as nominee and custodian for many Canadian brokerage firms).

Beneficial stockholders should ensure that instructions respecting the voting of their shares of common stock are communicated to the appropriate person, as without specific instructions, brokers/nominees are prohibited from voting shares for their clients.

Applicable regulatory policy requires intermediaries/brokers to seek voting instructions from beneficial stockholders in advance of stockholders' meetings, unless the beneficial stockholders have waived the right to receive meeting materials. Every intermediary/broker has its own mailing procedures and provides its own return instructions to clients, which should be carefully followed by beneficial stockholders in order to ensure that their shares of common stock are voted at our annual meeting. The Form of Proxy supplied to a beneficial stockholder by its broker (or the agent of the broker) is similar to the Form of Proxy provided to registered stockholders by our company. However, its purpose is limited to instructing the registered stockholder (the broker or agent of the broker) how to vote on behalf of the beneficial stockholder. The majority of brokers now delegate responsibility for obtaining instructions from clients to Broadridge Financial Solutions, Inc. (“Broadridge”) (formerly, ADP Investor Communication Services in the United States and Independent Investor Communications Company in Canada). Broadridge typically applies a special sticker to proxy forms, mails those forms to the beneficial stockholders and the beneficial stockholders return the proxy forms to Broadridge. Broadridge then tabulates the results of all instructions received and provides appropriate instructions respecting the voting of shares to be represented at our annual meeting. A beneficial stockholder receiving a Broadridge proxy cannot use that proxy to vote shares of common stock directly at our annual meeting - the proxy must be returned to Broadridge well in advance of our annual meeting in order to have the shares of common stock voted.

Although a beneficial stockholder may not be recognized directly at our annual meeting for the purposes of voting shares of common stock registered in the name of his broker (or agent of the broker), a beneficial stockholder may attend at our annual meeting as proxyholder for the registered stockholder and vote the shares of common stock in that capacity. Beneficial stockholders who wish to attend at our annual meeting and indirectly vote their shares of common stock as proxyholder for the registered stockholder should enter their own names in the blank space on the instrument of proxy provided to them and return the same to their broker (or the broker's agent) in accordance with the instructions provided by such broker (or agent), well in advance of our annual meeting.

Alternatively, a beneficial stockholder may request in writing that his or her broker send to the beneficial stockholder a legal proxy which would enable the beneficial stockholder to attend at our annual meeting and vote his or her shares of common stock.

There are two kinds of beneficial owners – those who object to their name being made known to the issuers of securities which they own (called OBOs for Objecting Beneficial Owners) and those who do not object to the issuers of the securities they own knowing who they are (called NOBOs for Non-Objecting Beneficial Owners). Pursuant to National Instrument 54-101, issuers can obtain a list of their NOBOs from intermediaries for distribution of proxy-related materials directly to NOBOs.

Quorum

A quorum of stockholders is necessary to take action at our annual meeting. The holders of a majority of the shares entitled to vote as at the Record Date, present in person or by proxy, shall constitute a quorum for the transaction of business at our annual meeting. However, if a quorum is not present, then the holders of a majority of the shares of common stock of our company who are present at the Meeting, in person or by proxy, may adjourn such meeting from time to time until holders of a majority of the shares of the capital stock shall attend. At any such adjourned meeting at which a quorum is present or represented, any business may be transacted that might have been transacted at the original meeting. Broker non-votes occur when a nominee holding shares of common stock for a beneficial owner of those shares of common stock has not received voting instructions from the beneficial owner with respect to a particular matter and such nominee does not possess or choose to exercise discretionary authority with respect thereto. Broker non-votes and abstentions will be included in the determination of the number of shares of common stock present at our annual meeting for quorum purposes but will not be counted as votes cast on any matter presented at our annual meeting.

YOUR VOTE IS IMPORTANT. ACCORDINGLY, YOU ARE ASKED TO MARK, DATE, SIGN AND RETURN THE ACCOMPANYING FORM OF PROXY WHETHER OR NOT YOU PLAN TO ATTEND OUR ANNUAL MEETING. IF YOU PLAN TO ATTEND OUR ANNUAL MEETING TO VOTE IN PERSON AND YOUR SHARES ARE REGISTERED WITH OUR TRANSFER AGENT IN THE NAME OF A BROKER OR BANK, YOU MUST SECURE A PROXY FROM THE BROKER OR BANK ASSIGNING VOTING RIGHTS TO YOU FOR YOUR SHARES OF COMMON STOCK.

Dissenting Stockholder Rights

Dissenting stockholders have no appraisal rights under Nevada law or under our Articles of Incorporation or bylaws in connection with the matters to be voted on at the Meeting.

How do I vote my shares?

If you are a stockholder of record, you may vote in person at the Meeting or by proxy.

  To vote in person, come to the Meeting, and we will give you a ballot when you arrive.

  If you do not wish to vote in person or if you will not be attending the Meeting, you may vote by proxy by mail, by telephone or via the Internet by following instructions provided in the proxy card.

If you hold your shares in “street name” and:

  you wish to vote in person at the Meeting, you must obtain a valid proxy from your broker, bank, or other nominee that holds your shares giving you the right to vote the shares at the Meeting. Please follow the instructions from your broker, bank or other nominee, or contact your broker, bank or other nominee to request a proxy card.

  you do not wish to vote in person or you will not be attend the Meeting, you must vote your shares in the manner prescribed by your broker, bank or other nominee. Your broker, bank or other nominee should have enclosed or otherwise provided a voting instruction card for you to use in directing the broker, bank or nominee how to vote your shares.

What is the difference between a stockholder of record and a “street name” holder?

If your shares are registered directly in your name with our transfer agent, Olympia Trust, then you are a stockholder of record with respect to those shares.

If your shares are held in a stock brokerage account or by a bank, or other nominee, then the broker, bank, or other nominee is the stockholder of record with respect to those shares. However, you still are the beneficial owner of those shares, and your shares are said to be held in “street name.” Street name holders generally cannot vote their shares directly and must instead instruct the broker, bank, or other nominee how to vote their shares. Street name holders are also invited to attend the Meeting.

What does it mean if I receive more than one proxy card?

If you receive more than one proxy card, it means that you hold shares registered in more than one name or in different accounts. To ensure that all of your shares are voted, please vote by proxy by following instructions provided in each proxy card. If some of your shares are held in “street name,” you should have received voting instruction with these materials from your broker, bank or other nominee. Please follow the voting instruction provided to ensure that your vote is counted.

What vote is required for the election of directors or for the approval of a proposal?

The vote of a majority in interest of our stockholders present in person or represented by proxy and entitled to vote at the Meeting will be sufficient to elect directors or to approve a proposal.

For the election of directors, the nominees who receive more “For” votes than the combined votes of “Against” votes and votes that are abstained will be elected as directors. There is no cumulative voting in the election of directors.

How are votes counted?

For the election of directors, you may vote “For”, “Against”, or “Abstain” for each nominee for director. Votes that are abstained will have the same effect as “Against” votes. Broker non-votes will have no effect on the outcome of the vote on the election of directors.

For the election of directors, the nominees who receive more “For” votes than the combined votes of “Against” votes and votes that are abstained will be elected as directors. There is no cumulative voting in the election of directors.

For the following items to be ratified and/or approved:

  the election of Robert McAllister, Donald Findlay, Greg Dawson and Chris Bunka as directors; and

  the continued appointment of MNP LLP our independent registered public accounting firm for the fiscal year ending August 31, 2012 and to allow directors to set the remuneration,

you may vote “For”, “Against”, or “Abstain” for the proposals. Votes that are abstained will have the same effect as “Against” votes. Broker non-votes will have no effect on the outcome of the vote on these proposals.

A “broker non-vote” occurs when a broker, bank, or other nominee holding shares for a beneficial owner in street name does not vote on a particular proposal because it does not have discretionary voting power with respect to that proposal and has not received instructions with respect to that proposal from the beneficial owner of those shares, despite voting on at least one other proposal for which it does have discretionary authority or for which it has received instructions.

How does the board of directors recommend that I vote?

Our board of directors recommends that you vote your shares “For”:

  the election of directors; and

  the continued appointment of MNP LLP our independent registered public accounting firm for the fiscal year ending August 31, 2012 and to allow directors to set the remuneration.

Can I change my vote after submitting my proxy?

Yes. You may revoke your proxy and change your vote at any time before the final vote at the Meeting. If you are a stockholder of record, you may vote again on a later date via the Internet or by telephone (only your latest Internet or telephone proxy submitted prior to the Meeting will be counted), by signing and returning a new proxy card with a later date, or by attending the Meeting and voting in person. Your attendance at the Meeting will not automatically revoke your proxy unless you vote again at the Meeting or specifically request in writing that your prior proxy be revoked. You may also request that your prior proxy be revoked by delivering to our company, at the address on the Notice of Meeting, Attention: President, a written notice of revocation prior to the Meeting being held at the offices of Macdonald Tuskey, our corporate counsel.

If you hold your shares in the street name, you will need to follow the voting instruction provided by your broker, bank or other nominee regarding how to revoke or change your vote.

How can I attend the Meeting?

You may call us at 604-602-1633 if you want to obtain directions to be able to attend the Meeting and vote in person.

You may be asked to present valid picture identification, such as a driver’s license or passport, before being admitted to the Meeting. If you hold your shares in street name, you will also need proof of ownership to be admitted to the Meeting. A recent brokerage statement or letter from your broker, bank or other nominee is an example of proof of ownership.

Who pays for the cost of proxy preparation and solicitation?

We pay for the cost of proxy preparation and solicitation, including the reasonable charges and expenses of brokers, banks or other nominees for forwarding proxy materials to street name holders.

We are soliciting proxies primarily by mail. In addition, our directors, officers and regular employees may solicit proxies by telephone, facsimile, mail, other means of communication or personally. These individuals will receive no additional compensation for such services. We will ask brokers, banks, and other nominees to forward the proxy materials to their principals and to obtain their authority to execute proxies and voting instructions. We will reimburse them for their reasonable charges and expenses.

FORWARD-LOOKING STATEMENTS

This proxy statement contains forward-looking statements. These statements relate to future events. In some cases, you can identify forward-looking statements by terminology such as “may”, “should”, “expect”, “plan”, “anticipate”, “believe”, “estimate”, “predict”, “potential” or “continue” or the negative of these terms or other comparable terminology. These statements are only predictions and involve known and unknown risks, uncertainties and other factors that may cause our company’s actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements.

Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States and Canada, we do not intend to update any of the forward-looking statements to conform these statements to actual results.

Voting Securities and Principal Holders Thereof

We are authorized to issue 200,000,000 shares of common stock with a par value of $0.001. As of the Record Date a total of 24,743,865 shares of common stock were issued and outstanding. Each share of common stock carries the right to one vote at the Meeting.

Only registered stockholders as of the Record Date are entitled to receive notice of, and to attend and vote at, the Meeting or any adjournment or postponement of the Meeting.

To the best of our knowledge, no person or company beneficially owns, directly or indirectly, or exercises control or direction over, shares of common stock carrying more than 10% of the voting rights attached to the outstanding Common Shares of our company other than set forth in the section “Security Ownership of Certain Beneficial Owners and Management” below.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth, as of the Record Date, certain information with respect to the beneficial ownership of our shares of common stock by each stockholder known by us to be the beneficial owner of more than 5% of our common shares, as well as by each of our current directors and executive officers as a group. Each person has sole voting and investment power with respect to the shares of common stock, except as otherwise indicated. Beneficial ownership consists of a direct interest in the shares of common stock, except as otherwise indicated.

Title of Class	Name and Address of beneficial owner	Amount and nature of beneficial ownership		Percent of class(1)(2)
common stock	Robert McAllister	3,477,000 [3]	Direct	13.66%
	Suite 203 688 Lequime Rd
	Kelowna, BC V1W 1A3
common stock	Chris Bunka	1,652,500 [4]	Direct	17.53%
	5774 Deadpine Drive	2,867,666 [5]	Indirect
	Kelowna, BC V1P 1A3
common stock	Donald Findlay	202,000 [6]	Direct	0.81%
	118 Covepark Road NE
	Calgary, AB T3K 6B9
common stock	Greg Dawson	250,000 [7]	Direct	1.00%
	1810 Rideau Avenue
	Coquitlam, BC V3J 3G8
common stock	Bal Bhullar	502,000 [8]	Direct	1.99%
	604 - 700 West Pender St.
	Vancouver, BC V6C 1G8
common stock	Mark Snyder	700,000 [9]	Direct	2.81%
	#200 12900 Brookprinter
	Place, Poway, CA 92064
common stock	Tom Ihrke	290,625 [10]	Direct	1.17%
	7 Broad Street, Suite One
	Charleston, SC 29401
	Total Directors and Officers	9,941,791	Direct &	38.97%
			Indirect

	Total 5%+ Shareholders	None		None

1 Percentage of ownership is based on 24,743,865 shares of common stock issued and outstanding as of the Record Date. Except as otherwise indicated, we believe that the beneficial owners of the common stock listed above, based on information furnished by such owners, have sole investment and voting power with respect to such shares.
2 Under Rule 13d-3, a beneficial owner of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise has or shares: (i) voting power, which includes the power to vote, or to direct the voting of shares; and (ii) investment power, which includes the power to dispose or direct the disposition of shares. Certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire the shares (for example, upon exercise of an option) within 60 days of the date as of which the information is provided. In computing the percentage ownership of any person, the amount of shares outstanding is deemed to include the amount of shares beneficially owned by such person (and only such person) by reason of these acquisition rights. As a result, the percentage of outstanding shares of any person as shown in this table does not necessarily reflect the person’s actual ownership or voting power with respect to the number of shares of common stock actually outstanding on the Record Date.
3 Mr. McAllister’s shareholdings include 2,772,000 shares of common stock and 705,000 stock options exercisable within 60days of the Record Date.
4 Mr. Bunka’s shareholdings include 947,500 shares of common stock and 705,000 stock options exercisable within 60 days of the Record Date.
5 Mr. Bunka’s shareholdings include 2,334,333 shares held in the name of C.A.B. Financial Services and 333,333 warrants held in the name of C.A.B. Financial Services and 200,000 shares held in 0743608 BC Ltd., for which Chris Bunka is the sole beneficiary of both companies.
6 Mr. Findlay’s shareholdings include 1,000 shares of common stock and 1,000 warrants and 200,000 stock options exercisable within 60 days of the Record Date.
7 Mr. Dawson’s shareholdings include 250,000 stock options exercisable within 60 days of the Record Date.
8 Ms Bhullar’s shareholdings include 1,000 shares of common stock and 1,000 warrants and 500,000 stock options exercisable within 60 days of the Record Date.
9 Mr. Snyder’s shareholdings include 500,000 shares of common stock and 200,000 stock options exercisable within 60 days of the Record Date.
10 Mr. Tom Ihrke’s shareholdings include 140,625 shares and 150,000 stock options exercisable within 60 days of the Record Date.

Changes in Control

We are unaware of any contract or other arrangement the operation of which may at a subsequent date result in a change in control of our company.

Proposal 1
Election of Directors

Our board of directors has nominated the persons named below as candidates for directors at the Meeting. These nominees are all of our current directors. Unless otherwise directed, the proxy holders will vote the proxies received by them for the three nominees named below.

Each director who is elected will hold office until the next annual meeting of stockholders and until his or her successor is elected and qualified. Any director may resign his or her office at any time and may be removed at any time by the majority of vote of the stockholders given at a special meeting of our stockholders called for that purpose.

Our company’s management proposes to nominate the persons named in the table below for election by the stockholders as directors of the company. Information concerning such persons, as furnished by the individual nominees, is as follows:

Our board of directors recommends that you vote FOR the nominees.

Nominees

As at the Record Date, our directors and executive officers, their age, positions held, and duration of term, are as follows:

Name	Position Held with our Company	Age	Date First Elected Or Appointed
Robert McAllister	President and Director	51	November 30, 2007
Greg Dawson	Director	52	June 2, 2011
Christopher Bunka	Chief Executive Officer and Director (Chairman)	50	November 24, 2004
Donald Findlay	Director	59	June 2, 2011

Business Experience

The following is a brief account of the education and business experience of the nominees during at least the past five years, indicating their principal occupation during the period, and the name and principal business of the organization by which they were employed.

Robert McAllister

Mr. Robert McAllister has served as our President since November 30, 2007 and as a director since April 2008.

Robert McAllister is a resource investment entrepreneur with over 20 years experience in resource sector evaluations and commodity cycle analysis. He brings extensive knowledge and expertise in building a successful company. From July 2008 to May 14, 2010 Mr. McAllister was the President of Cheetah Oil & Gas Ltd. a company quoted on the OTC Bulletin Board.

9

Donald Findlay

Mr. Findlay was appointed a director on June 2, 2011.

Mr. Findlay has worked in the resource exploration business since 1980. He has worked in different capacities from consultant to the positions of senior exploration geologist and exploration manager. Mr. Findlay completed his MSc in geology in 1978 with his thesis on copper molybdenum porphyry deposits.

Greg Dawson

Mr. Dawson was appointed a director on June 2, 2011.

Mr. Dawson has worked in the resource exploration business for over 25 years, including several years with Teck Exploration Ltd., and as vice-president of exploration for Copper Ridge Explorations Inc. Mr. Dawson was the past president of Redtail Metals Corp., a TSX Venture Exchange listed company that is focused on developing the Marg VMS deposit in the Yukon. Mr. Dawson received his MSc (MinEx) from Queen’s University in 1991.

Chris Bunka

Mr. Chris Bunka has served as a director since November 24, 2004 and as Chief Executive Officer since March 1, 2005.

Mr. Bunka has devoted approximately 45% of his professional time to our business and intends to continue to devote this amount of time in the future, or more as required.

Since 1988, Mr. Bunka has been the Chief Executive Officer of CAB Financial Services Ltd., a private holding company located in Kelowna, British Columbia, Canada. He is a venture capitalist and corporate consultant. He is also a business commentator and has provided business updates to Vancouver radio station, CKWX, from 1998 to 2011. He has also written business and investment articles published in various North American publications.

From 1999 to 2002, Mr. Bunka was the President and Chief Executive Officer of Secure Enterprise Solutions (symbol SETP-OTC) (formerly Newsgurus.com, symbol NGUR-OTC). The company subsequently changed its name to Edgetech Services and traded on the OTC with the symbol EDGH. Newsgurus.com was a web-based media company. Secure Enterprise Solutions moved into Internet-based computer security products and services and was subsequently purchased by Edgetech Services. Mr. Bunka is a director of Defiance Silver Corp (symbol DEF-TSXV) and a director and officer of Lexaria Corp. (symbol LXRP-OTC and LXX-CNSX).

Executive Officers

Our executive officers are appointed by our board of directors and serve at the pleasure of our board of directors.

The names of our executive officers, their ages, positions held, and durations of such and a brief description of the backgrounds and business experiences for the past five years are as follows:

Name	Position Held with our Company	Age	Date First Elected Or Appointed
Robert McAllister	President and Director	51	November 30, 2007
Christopher Bunka	Chief Executive Officer and Director (Chairman)	50	November 24, 2004
Bal Bhullar	Chief Financial Officer	42	October 9, 2009
Mark Snyder	Chief Technology Officer	58	October 9, 2009
Tom Ihrke	Senior VP Business Development	44	August 23, 2010

Bal Bhullar, Chief Financial Officer

Ms. Bhullar brings over 19 years of diversified financial and risk management experience in both private and public companies, in the industries of high-tech, film, mining, marine, oil & gas, energy, transport, and spa industries. Among some of the areas of experience, Ms. Bhullar brings expertise in financial & strategic planning, operational & risk management, regulatory compliance reporting, business expansion, startup operations, financial modeling, program development, corporate financing, and corporate governance/internal controls. Previously, Ms. Bhullar has held various positions as President of BC Risk Management Association of BC, and served as Director and CFO of private and public companies. Currently, Ms. Bhullar serves as a Director and CFO for Bare Elegance Medspa, and is CFO and a Director of Lexaria Corp.

Ms. Bhullar is a Certified General Accountant and as well holds a CRM designation from Simon Fraser University and a diploma in Financial Management from British Columbia Institute of Technology.

Mark Snyder, Chief Technical Officer

In 1985 Mark Snyder developed one of California’s first large scale bio energy conversion projects where a significant client was enabled to produce electric power from agricultural waste and heat 20 acres of greenhouses for agriculture. Mr. Snyder was selected by the Clinton Administration to serve on a White House Council addressing the needs of our National Electrical Infrastructure in anticipation of the Y2K Conversion.

Mr. Snyder co-founded Clean Air USA and has partnered with Willie Nelson Biodiesel to bring clean alternative fuels to California. Mr. Snyder helped champion Solar Rights in California. Using the appeal of the Green Ribbon Home™ and California’s Solar Rights Law, Mr. Snyder has had success in changing the electric metering in parks to net metering, which has opened up the solar power market to millions of Californians that currently reside in master metered dwellings.

Tom Ihrke, Vice President Business Development

Tom Ihrke was a former General Partner in Commissum Capital Management, a capital management and advisory firm which he co-founded in 2001. During his tenure at Commissum, Tom served as portfolio manager and trader of the firm's investment fund, while also being retained as a consultant by several companies, including Lexaria, to advise on such matters as capital structure, accessing the capital markets, and mergers and acquisitions. Between 1993 and 2001 Tom worked for Morgan Keegan and Company as Senior Investment Banker in the firm's Financial Institution's Group, and prior to that as Senior Trader and Market Maker, overseeing the firm's proprietary trading of financial and energy shares. From 1990 to 1991 Tom traded commodities for his own account as a floor trader on the Chicago Board of Trade, owning a seat on the Mid-America Commodities Exchange. Tom earned his Bachelor of Science at Texas Christian University in 1989, and received his Masters of Business Administration at the University of Tennessee in 1993.

For information regarding Messrs McAllister and Bunka, see “Nominees” beginning on page 8.

Family Relationships

There are no family relationships between any director or executive officer.

Involvement in Certain Legal Proceedings

To the best of our knowledge, none of our directors or executive officers has, during the past ten years:

  been convicted in a criminal proceeding or been subject to a pending criminal proceeding (excluding traffic violations and other minor offences);

  had any bankruptcy petition filed by or against the business or property of the person, or of any partnership, corporation or business association of which he was a general partner or executive officer, either at the time of the bankruptcy filing or within two years prior to that time;

  been subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction or federal or state authority, permanently or temporarily enjoining, barring, suspending or otherwise limiting, his involvement in any type of business, securities, futures, commodities, investment, banking, savings and loan, or insurance activities, or to be associated with persons engaged in any such activity;

  been found by a court of competent jurisdiction in a civil action or by the SEC or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated;

  been the subject of, or a party to, any federal or state judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated (not including any settlement of a civil proceeding among private litigants), relating to an alleged violation of any federal or state securities or commodities law or regulation, any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order, or any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

  been the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act (15 U.S.C. 78c(a)(26))), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act (7 U.S.C. 1(a)(29))), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

Except as set forth in our discussion below in “Director Independence and Transactions with Related Persons,” none of our directors, director nominees or executive officers has been involved in any transactions with us or any of our directors, executive officers, affiliates or associates which are required to be disclosed pursuant to the rules and regulations of the SEC.

Corporate Governance

Public Availability of Corporate Governance Documents

Our key corporate governance document is our Code of Ethics which is:

  available in print to any stockholder who requests it from our President; and
  filed on EDGAR as an exhibit to our annual report on Form 10-KSB filed on November 29, 2007.

Code of Ethics

We adopted a Code of Ethics applicable to our senior financial officers and certain other finance executives, which is a "code of ethics" as defined by applicable rules of the SEC. Our Code of Ethics is attached as an exhibit to our Annual Report on Form 10-KSB filed on November 29, 2007. If we make any amendments to our Code of Ethics other than technical, administrative, or other non-substantive amendments, or grant any waivers, including implicit waivers, from a provision of our Code of Ethics to our chief executive officer, chief financial officer, or certain other finance executives, we will disclose the nature of the amendment or waiver, its effective date and to whom it applies in a Current Report on Form 8-K filed with the SEC.

Meetings

Our board of directors held no formal meetings during the year ended August 31, 2011. All proceedings of the board of directors were conducted by resolutions consented to in writing by all the directors and filed with the minutes of the proceedings of the directors. Such resolutions consented to in writing by the directors entitled to vote on that resolution at a meeting of the directors are, according to the Nevada Revised Statutes and our Bylaws, as valid and effective as if they had been passed at a meeting of the directors duly called and held.

It is our policy to invite directors to attend the Meeting of stockholders. Three directors are expected to attend the Meeting.

Committees of the Board of Directors

We currently do not have a nominating or compensation committee or committees performing similar functions. There has not been any defined policy or procedure requirements for stockholders to submit recommendations or nomination for directors.

Audit Committee and Audit Committee Financial Expert

Currently our audit committee consists of our entire board of directors.

Our audit committee operates pursuant to a written charter adopted by our board of directors, a copy of which is attached as Schedule A to this Proxy Statement.

We believe that the members of our board of directors are collectively capable of analyzing and evaluating our financial statements and understanding internal controls and procedures for financial reporting. We believe that retaining an independent director who would qualify as an “audit committee financial expert” would be overly costly and burdensome and is not warranted in our circumstances given the early stages of our development and the fact that we have not generated any material revenues to date. In addition, we currently do not have nominating, compensation or audit committees or committees performing similar functions nor do we have a written nominating, compensation or audit committee charter. Our board of directors does not believe that it is necessary to have such committees because it believes the functions of such committees can be adequately performed by our board of directors.

Director Independence

We currently act with four directors, consisting of Christopher Bunka, Robert McAllister, Donald Findlay and Greg Dawson. We have determined that Greg Dawson and Donald Findlay are “independent directors” as defined in Rule 5605(a) of the Nasdaq Listing Rules.

Stockholder Communications with Our Board of Directors

Because of our company’s small size, we do not have a formal procedure for stockholder communication with our board of directors. In general, members of our board of directors and executive officers are accessible by telephone or mail. Any matter intended for our board of directors, or for any individual member or members of our board of directors, should be directed to our President with a request to forward the communication to the intended recipient.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires our executive officers and directors, and persons who own more than 10% of our common stock, to file reports regarding ownership of, and transactions in, our securities with the Securities and Exchange Commission and to provide us with copies of those filings. Based solely on our review of the copies of such forms received by us, or written representations from certain reporting persons, we believe that during fiscal year ended August 31, 2011, all filing requirements applicable to our executive officers, directors and persons who own more than 10% of our common stock were complied with, with the exception of the following:

Name	Number of Late Reports	Number of Transactions Not Reported on a Timely Basis	Failure to File Requested Forms
Gerald Carlson	Nil	Nil	Nil
Christopher Bunka	Nil	Nil	Nil
Robert McAllister	1(1)	1	Nil
Bal Bhullar	Nil	Nil	Nil
Mark Snyder	Nil	Nil	Nil
Tom Ihrke	Nil	Nil	Nil

1. The director/officer was late filing a Form 4, Change of Beneficial Ownership.

Executive Compensation

The following table sets forth all compensation received during the two years ended August 31, 2011 by our Chief Executive Officer, Chief Financial Officer and each of the other most highly compensated executive officers whose total compensation exceeded $100,000 in such fiscal year. These officers are referred to as the “named executive officers” in this proxy statement.

Summary Compensation

The particulars of compensation paid to the following persons:

(a)	our principal executive officer;

(b)	each of our two most highly compensated executive officers who were serving as executive officers at the end of the year ended August 31, 2011; and

(c)

up to two additional individuals for whom disclosure would have been provided under (b) but for the fact that the individual was not serving as our executive officer at the end of the most recently completed financial year, who we will collectively refer to as the named executive officers, for our fiscal years ended August 31, 2011 and 2010, are set out in the following summary compensation table:

SUMMARY COMPENSATION TABLE
Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Robert McAllister(1) President and Director	2011 2010	60,000 62,900	Nil Nil	Nil Nil	34,425 9,930	Nil Nil	Nil Nil	Nil Nil	$94,425 $72,830
Gerald Carlson (2) Director and Former President	2011 2010	Nil Nil	Nil Nil	Nil Nil	13,497 4,965	Nil Nil	Nil Nil	Nil Nil	13,497 4,965

SUMMARY COMPENSATION TABLE
Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Chris Bunka Chief Executive Officer, Director and Former Chief Financial Officer	2011 2010	60,000(3) 60,000(3)	Nil Nil	Nil Nil	34,425 9,930	Nil Nil	Nil Nil	Nil 10,628(5)	$94,425 $80,558
Bal Bhullar Chief Financial Officer	2011 2010	60,239(4) 43,916	Nil Nil	Nil Nil	40,5004 6,620	Nil Nil	Nil Nil	Nil Nil	100,143 50,536
Mark Snyder Chief Technical Officer	2011 2010	12,000 11,000	Nil Nil	Nil Nil	Nil 6,620	Nil Nil	Nil Nil	42,000(6) 8,815	54,000 26,435
Tom Ihrke Sr VP Business Development	2011 2010	37,500 1,563	Nil Nil	Nil Nil	Nil 30,530	Nil Nil	Nil Nil	Nil Nil	37,500 32,093

(1) On November 30, 2007, Mr. McAllister was appointed as our President and on April 14, 2008 he was appointed as a director.
(2) On November 30, 2007, Mr. Carlson resigned as our President but remained a director of our company.
(3) Salary compensation for Chris Bunka are fees accrued to C.A.B. Financial Services Ltd, a company wholly owned by Chris Bunka.
(4) Compensation has been paid to BKB Consulting Ltd., a company wholly owned by Bal Bhullar.
(5) Compensation was paid for a Controller Agreement that was terminated on October 9, 2010.
(6) Compensation was paid as per agreement with GSWPS.

Employment and Consulting Agreements

We entered into a consulting agreement with Mr. Robert McAllister on December 1, 2007. During the term of this agreement, Mr. McAllister is to provide corporate administration and oil & gas exploration and production consulting services, such duties and responsibilities to include provision of oil and gas industry consulting services, strategic corporate and financial planning, management of the overall business operations of our company, and supervising office staff and exploration and oil & gas consultants. Mr. McAllister was reimbursed at the rate of $2,000 per month. On December 1, 2008, the consulting fee was increased to $5,000 per month. We may terminate this agreement without prior notice based on a number of conditions. Mr. McAllister may terminate the agreement at any time by giving 30 days written notice of his intention to do so.

On March 2, 2008, we entered into a controller agreement with CAB Financial Services, a corporation organized under the laws of the Province of British Columbia. CAB Financial Services is a consulting company controlled by the chairman of the board and chief executive officer of the Company. Pursuant to the controller agreement, CAB Financial Services will provide corporate accounting and controller services to the Company in consideration for the payment of CAD$3,675 (including $175 GST) per month. This agreement was terminated on October 9, 2009.

On December 1, 2008, we entered into a consulting agreement with CAB Financial Services, a corporation organized under the laws of the Province of British Columbia. CAB Financial Services is a consulting company controlled by the chairman of the board and the chief executive officer of the Company. A fee of $5,000 per month is accrued. We may terminate this agreement without prior notice based on a number of conditions. CAB Financial Services Ltd. May terminate the agreement at any time by giving 30 days written notice of his intention to do so.

On October 9, 2009, we entered into a consulting agreement with BKB Management Ltd, a corporation organized under the laws of the Province of British Columbia. BKB Management controlled by our Chief Financial Officer. A fee of CAD$4,675 including GST is paid per month. We may terminate this agreement without prior notice based on a number of conditions. BKB Management Ltd. May terminate the agreement at any time by giving 30 days written notice of his intention to do so. Effective April 1, 2011, the consulting services are CAD$5,500 per month plus HST.

On October 9, 2009, we entered into a consulting agreement with Mark Snyder pursuant to which he agreed to act as our Chief Technical Officer in consideration of a fee of $1,000 per month.

On August 23, 2010, we entered into a consulting agreement with our Senior Vice-President, Business Development for $3,125 per month. On January 15, 2012, compensation was reduced to $10 per month.

Other than as set out above, we have not entered into any employment or consulting agreements with any of our current officers, directors or employees.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth for each named executive officer certain information concerning the outstanding equity awards as of August 31, 2011:

	Option awards					Stock awards
Name	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable	Equity incentive plan awards: Number of securities underlying unexercised unearned options (#)	Option exercise price ($)	Option expiration date	Number of shares or units of stock that have not vested (#)	Market value of shares of units of stock that have not vested ($)	Equity incentive plan awards: Number of unearned shares, units or other rights that have not vested (#)	Equity incentive plan awards: Market or payout value of unearned shares, units or other rights that have not vested ($)
Robert McAllister	150,000 100,000 200,000 255,000	Nil Nil Nil Nil	--	$0.20(1) $0.10 $0.10 $0.15	2012/12/14 2014/10/22 2014/12/30 2016/02/14	--	--	--	--
Chris Bunka	150,000 100,000 200,000 255,000	Nil Nil Nil Nil	--	$0.20(1) $0.10 $0.10 $0.15	2012/12/14 2014/10/22 2014/12/30 2016/02/14	--	--	--	--
Bal Bhullar	100,000 100,000 300,000	Nil Nil Nil	--	$0.10 $0.10 $0.15	2014/10/22 2014/12/30 2014/02/14	--	--	--	--
Mark Snyder	100,000 100,000	Nil Nil	--	$0.10 $0.10	2014/10/22 2014/12/30	--	--	--	--
Tom Ihrke	150,000	Nil	--	$0.20	2015/08/23	--	--	--	--

(1) On October 22, 2009, the exercise price was changed from $0.70 to $0.20.

Option exercises and stock vested table.

During our fiscal year ended August 31, 2011 there were no options exercised by our named officers.

Directors Compensation

We do not have any agreements for compensating our directors for their services in their capacity as directors, although such directors are expected in the future to receive stock options to purchase shares of our common stock as awarded by our board of directors.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Non-Qualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Donald Findlay	Nil	Nil	$32,132	N/A	N/A	Nil	$32,132
Greg Dawson	Nil	Nil	$59,825	N/A	N/A	Nil	$59,825

Securities Authorized for Issuance under Equity Compensation Plans

We have no long-term incentive plans other than the stock option plans described below.

Stock Option Plans

On December 14, 2007, our board of directors approved our 2008 Stock Option Plan. Under the 2008 Stock Option Plan, options may be granted to our directors, officers, employees and consultants as determined by our board of directors. Pursuant to the Plan, we reserved for issuance 1,400,000 post share consolidation shares of our common stock (2,800,000 pre-consolidation shares). As at August 31, 2010, there were 510,000 shares of our common stock still available for grant under this plan. Subsequent to our year ended August 31, 2010, our board of directors granted the remaining share purchase options available under this plan.

On December 29, 2009, our board of directors approved our 2010 Equity Compensation Plan. Under the 2010 Plan, our board of directors can grant up to 2,000,000 options to our directors, officers, employees and consultants. The 2010 Plan was approved by our stockholders on February 5, 2010. As at August 31, 2010, there were 1,100,000 shares of our common stock still available for grant under this plan. Subsequent to our year ended August 31, 2010, our board of directors granted 500,000 share purchase options available under this plan.

On April 14, 2011, our stockholders approved and adopted at the Annual General Meeting to roll our 2007 Equity compensation plan and our 2010 Equity Compensation Plan into a new 2011 Stock Option Plan. The aggregate number of Common Shares that may be reserved, allotted and issued pursuant to Options shall not exceed 4,720,348 shares of common stock, less the aggregate number of shares of common stock then reserved for issuance pursuant to any other share compensation arrangement. As of the Record Date, we have granted a total of 3,500,000 stock options.

As at the date of this Proxy Statement, there were no stock options exercised

Equity Compensation Plan Information

The following table sets forth certain information concerning all equity compensation plans previously approved by stockholders and all previous equity compensation plans not previously approved by stockholders, as of the most recently completed fiscal year.

Equity Compensation Plan Information
Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders	3,500,000	$0.15	1,220,348
Equity compensation plan not approved by security holders	Nil	Nil	Nil
Total	3,500,000	0.15	1,220,348

Purchases of Equity Securities by the Issuer and Affiliated Purchasers

We did not purchase any of our shares of common stock or other securities during our fiscal year ended August 31, 2011

Transactions with Related Persons

Except as disclosed herein, no director, executive officer, shareholder holding at least 5% of shares of our common stock, or any family member thereof, had any material interest, direct or indirect, in any transaction, or proposed transaction since the year ended August 31, 2011, in which the amount involved in the transaction exceeded or exceeds the lesser of $120,000 or one percent of the average of our total assets at the year end for the last two completed fiscal years.

For the year ended August 31, 2011, our company was party to the following related party transactions:

  Paid / accrued $60,000 (August 31, 2010: $62,900) to the President of our company in consulting fees.
  Paid / accrued $60,000 (August 31, 2010: $66,717) and $nil (August 31, 2010: $5,911); of consulting fees and office rent, respectively, to a company controlled by a Director/CEO of our company.
  Paid $60,239 (August 31, 2010: $43,916) in consulting fees to a company controlled by the CFO of our company.
  Paid $12,000 (August 31, 2010: $11,000) in consulting fee to an Officer of our company.
  Paid / accrued $42,000 (August 31, 2010: $8,815 in cost of renewal energy service to an executive officer of our company and a company controlled by the executive officer.
  Paid / accrued $37,500 (August 31, 2010: $Nil) in consulting fee to the Senior VP, Business Development.
  On April 27, 2011, our company entered into a debt settlement agreement with the president of our company, whereby the amount of $46,000 Company debt was settled by issuing 100,000 common stock. In connection with the debt settlement, our company recorded $45,900 in additional paid in capital for the gain on the settlement of the debt.
  On April 27, 2011, our company issued 360,000 common shares to CAB Financial Services Ltd. in connection with a debt settlement for promissory note of $90,000 (balance immediately before settlement was $80,357) at a price of $0.15 per common share.
  On March 16, 2011, our company entered into a debt settlement agreement with an officer of our company, whereby our company issued 78,125 common stock in connection with the settlement of debt of $12,500 at a deemed price of $0.16 per share pursuant to a consulting agreement. Our company recorded $12,422 in additional paid in capital for the gain on the settlement of the debt.

Employment Agreements

For information regarding compensation for our executive officers and directors, see “Executive Compensation” beginning on page 13 and “Proposal 1” beginning on page 8 .

Proposal 2
Ratification of the Continued Appointment of the Independent Registered Public Accounting Firm

Our board of directors is asking our stockholders to ratify the continued appointment of MNP LLP, as our independent registered public accounting firm for the fiscal year ending August 31, 2012 at a remuneration to be fixed by the Board.

Stockholder ratification of the continued appointment of MNP LLP is not required under the Nevada corporate law, our bylaws or otherwise. However, our board of directors is submitting the continued appointment of MNP LLP as our independent registered public accounting firm to our stockholders for ratification as a matter of corporate practice. If our stockholders fail to ratify the continued appointment, our board of directors will reconsider whether or not to retain the firm. Even if the appointment is ratified, our board of directors in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if our board of directors determines that such a change would be in the best interest of our company and our stockholders.

Representatives of MNP LLP are not expected to be present at the Meeting. However, we will provide contact information for MNP LLP to any stockholders who would like to contact the firm with questions.

Unless otherwise directed, the proxy holders will vote the proxies received by them for the ratification of the continued appointment of MNP LLP as our independent registered public accounting firm for the fiscal year ending August 31, 2012.

At the Meeting the stockholders will be asked to approve the following resolution:

RESOLVED THAT the continued appointment of MNP LLP as our independent registered public accounting firm is ratified, approved and confirmed and that the remuneration be fixed by the board.

Our Board of Directors recommends that you vote FOR the ratification of the continued appointment of MNP LLP as our independent registered public accounting firm as our auditors for the fiscal year ending August 31, 2012 at a remuneration to be fixed by the Board.

Fees Paid to Our Independent Registered Public Accounting Firm

On June 1, 2011, Chang Lee LLP our independent auditor merged with MNP LLP and MNP LLP assumed our engagement of Chang Lee LLP.

Audit fees

The aggregate fees billed for the most recently completed fiscal year ended August 31, 2011 and for fiscal year ended August 31, 2010 for professional services rendered by the principal accountant for the audit of our annual financial statements and review of the financial statements included in our quarterly reports on Form 10-Q and services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for these fiscal periods were as follows:

	Year Ended
	August 31, 2011	August 31, 2010
Audit Fees	$20,729	$19,000
Audit Related Fees	9,295	19,481
Tax Fees	Nil	Nil
All Other Fees	Nil	Nil
Total	$30,024	$38,481

Audit Fees

Audit fees consist of fees billed for professional services rendered for the audits of our financial statements, reviews of our interim financial statements included in quarterly reports, services performed in connection with filings with the Securities and Exchange Commission and related comfort letters and other services that are normally provided by MNP LLP for fiscal year ended August 31, 2011 and Chang Lee LLP for the fiscal year ended August 31, 2010 in connection with statutory and regulatory filings or engagements.

Audit related Fees

There were $20,729 audit related fees paid to Chang Lee LLP for the fiscal year ended August 31, 2011 and $19,000 for the fiscal year ended August 31, 2010.

Tax Fees

Tax fees consist of fees billed for professional services for tax compliance, tax advice and tax planning. These services include assistance regarding federal, state and local tax compliance and consultation in connection with various transactions and acquisitions. For the fiscal years ended August 31, 2011 and August 31, 2010, we did not use MNP LLP for non-audit professional services or preparation of corporate tax returns.

We do not use MNP LLP, for financial information system design and implementation. These services, which include designing or implementing a system that aggregates source data underlying the financial statements or generates information that is significant to our financial statements, are provided internally or by other service providers. We do not engage MNP LLP to provide compliance outsourcing services.

Effective May 6, 2003, the Securities and Exchange Commission adopted rules that require that before our independent auditors are engaged by us to render any auditing or permitted non-audit related service, the engagement be:

  approved by our audit committee (which consists of our entire board of directors); or

  entered into pursuant to pre-approval policies and procedures established by the board of directors, provided the policies and procedures are detailed as to the particular service, the board of directors is informed of each service, and such policies and procedures do not include delegation of the board of directors’ responsibilities to management.

Our board of directors (audit committee) pre-approves all services provided by our independent auditors. All of the above services and fees were reviewed and approved by the board of directors either before or after the respective services were rendered.

Our board of directors has considered the nature and amount of fees billed by our independent auditors and believes that the provision of services for activities unrelated to the audit is compatible with maintaining our independent auditors’ independence.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

Except as set out below, no director, executive officer, or nominee for election as a director of the Company and no associate of any of the foregoing persons has any substantial interest, direct or indirect, by security holding or otherwise, in any matter to be acted upon at the Meeting, other than elections to office:

“HOUSEHOLDING” OF PROXY MATERIALS

The Securities and Exchange Commission permits companies and intermediaries such as brokers to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement or annual report, as applicable, addressed to those stockholders. This process, which is commonly referred to as “householding”, potentially provides extra conveniences for stockholders and cost savings for companies.

Although we do not intend to household for our stockholders of record, some brokers household our proxy materials and annual reports, delivering a single copy of proxy statement or annual report to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that it will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate copy of proxy statement or annual report, or if you are receiving multiple copies of either document and wish to receive only one, please notify your broker. Stockholders who currently receive multiple copies of the proxy statement at their address from their brokers and would like to request “householding” of their communications should contact their brokers.

STOCKHOLDER PROPOSALS

Pursuant to Rule 14a-8 under the Exchange Act, stockholders may present proper proposals for inclusion in our proxy statement and for consideration at our next meeting of stockholders. To be eligible for inclusion in our 2013 proxy statement, your proposal must be received by us no later than 120 days before March 21, 2013 and must otherwise comply with Rule 14a-8 under the Exchange Act. Further, if you would like to nominate a director or bring any other business before the stockholders at the 2012 Meeting, you must comply with the procedures contained in the bylaws and you must notify us in writing and such notice must be delivered to or received by the Secretary no later than 120 days before March 21, 2013. While the Board will consider stockholder proposals, we reserve the right to omit from our proxy statement relating to our 2013 meeting stockholder proposals that it is not required to include under the Exchange Act, including Rule 14a-8 of the Exchange Act.

All stockholder proposals, notices and requests should be made in writing and sent via registered, certified or express mail, to our company, at the address on the first page of this Proxy Statement to the attention of the President.

With respect to business to be brought before the Meeting, we have received no notices from our stockholders that we were required to include in this proxy statement.

WHERE YOU CAN FIND MORE INFORMATION

We file annual and other reports, proxy statements and other information with the United States Securities and Exchange Commission. The documents filed with the Securities and Exchange Commission are available to the public from the United States Securities and Exchange Commission’s website at www.sec.gov. Additional information regarding our company and our business activities is available on the SEDAR website located at www.sedar.com and at our company’s website located at http://www.enertopia.com. Our company’s financial information is provided in our company’s audited financial statements and related management discussion and analysis for its most recently completed financial year end may be viewed on the SEDAR website.

OTHER MATTERS

Our board of directors does not intend to bring any other business before the Meeting, and so far as is known to our board of directors, no matters are to be brought before the Meeting except as specified in the notice of the annual meeting. If any other matters are properly brought before the Meeting, it is the intention of the persons named on the proxy to vote the shares represented by the proxy on such matters in accordance with their judgment.

BY ORDER OF THE BOARD OF DIRECTORS

________________________
Christopher Bunka
Chairman of the Board

March 12, 2012

Schedule A

ENERTOPIA CORP.

AUDIT COMITTEE CHARTER

The Audit Committee's Charter

The primary function of the audit committee (the "Committee") is to assist the Company’s Board of Directors in fulfilling its financial oversight responsibilities by reviewing the financial reports and other financial information provided by the Company to regulatory authorities and shareholders, the Company’s systems of internal controls regarding finance and accounting and the Company’s auditing, accounting and financial reporting processes. Consistent with this function, the Committee will encourage continuous improvement of, and should foster adherence to, the Company’s policies, procedures and practices at all levels. The Committee’s primary duties and responsibilities are to:

-	serve as an independent and objective party to monitor the Company’s financial reporting and internal control system and review the Company’s financial statements;
-	review and appraise the performance of the Company’s external auditors; and
-	provide an open avenue of communication among the Company’s auditors, financial and senior management and the Board of Directors.

Composition

The Committee shall be comprised of a minimum three directors as determined by the Board of Directors. If the Company ceases to be a “venture issuer” (as that term is defined in National Instrument 52-110), then all of the members of the Committee shall be free from any relationship that, in the opinion of the Board of Directors, would interfere with the exercise of his or her independent judgment as a member of the Committee.

If the Company ceases to be a “venture issuer” (as that term is defined in National Instrument 52-110), then all members of the Committee shall have accounting or related financial management expertise. All members of the Committee that are not financially literate will work towards becoming financially literate to obtain a working familiarity with basic finance and accounting practices. For the purposes of the Company's Audit Committee Charter, the definition of “financially literate” is the ability to read and understand a set of financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of the issues that can presumably be expected to be raised by the Company's financial statements.

The members of the Committee shall be elected by the Board of Directors at its first meeting following the annual shareholders’ meeting. Unless a Chair is elected by the full Board of Directors, the members of the Committee may designate a Chair by a majority vote of the full Committee membership.

Meetings

The Committee shall meet a least twice annually, or more frequently as circumstances dictate. As part of its job to foster open communication, the Committee will meet at least annually with the Chief Financial Officer and the external auditors in separate sessions.

Responsibilities and Duties

To fulfill its responsibilities and duties, the Committee shall:

Documents/Reports Review

-	review and update this Audit Committee Charter annually; and
-	review the Company's financial statements, MD&A and any annual and interim earnings press releases before the Company publicly discloses this information and any reports or other financial information (including quarterly financial statements), which are submitted to any governmental body, or to the public, including any certification, report, opinion, or review rendered by the external auditors.

External Auditors

-	review annually, the performance of the external auditors who shall be ultimately accountable to the Company’s Board of Directors and the Committee as representatives of the shareholders of the Company;
-	obtain annually, a formal written statement of external auditors setting forth all relationships between the external auditors and the Company, consistent with Independence Standards Board Standard 1;
-	review and discuss with the external auditors any disclosed relationships or services that may impact the objectivity and independence of the external auditors;
-	take, or recommend that the Company’s full Board of Directors take appropriate action to oversee the independence of the external auditors, including the resolution of disagreements between management and the external auditor regarding financial reporting;
-	recommend to the Company’s Board of Directors the selection and, where applicable, the replacement of the external auditors nominated annually for shareholder approval;
-	recommend to the Company’s Board of Directors the compensation to be paid to the external auditors;
-	at each meeting, consult with the external auditors, without the presence of management, about the quality of the Company’s accounting principles, internal controls and the completeness and accuracy of the Company's financial statements;
-	review and approve the Company's hiring policies regarding partners, employees and former partners and employees of the present and former external auditors of the Company;
-	review with management and the external auditors the audit plan for the year-end financial statements and intended template for such statements; and
-	review and pre-approve all audit and audit-related services and the fees and other compensation related thereto, and any non-audit services, provided by the Company’s external auditors. The pre- approval requirement is waived with respect to the provision of non-audit services if:
-	the aggregate amount of all such non-audit services provided to the Company constitutes not more than five percent of the total amount of revenues paid by the Company to its external auditors during the fiscal year in which the non-audit services are provided,

-	such services were not recognized by the Company at the time of the engagement to be non- audit services, and
-	such services are promptly brought to the attention of the Committee by the Company and approved prior to the completion of the audit by the Committee or by one or more members of the Committee who are members of the Board of Directors to whom authority to grant such approvals has been delegated by the Committee.

Provided the pre-approval of the non-audit services is presented to the Committee's first scheduled meeting following such approval such authority may be delegated by the Committee to one or more independent members of the Committee.

Financial Reporting Processes

-	in consultation with the external auditors, review with management the integrity of the Company's financial reporting process, both internal and external;
-	consider the external auditors’ judgments about the quality and appropriateness of the Company’s accounting principles as applied in its financial reporting;
-	consider and approve, if appropriate, changes to the Company’s auditing and accounting principles and practices as suggested by the external auditors and management;
-	review significant judgments made by management in the preparation of the financial statements and the view of the external auditors as to appropriateness of such judgments;
-	following completion of the annual audit, review separately with management and the external auditors any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information;
-	review any significant disagreement among management and the external auditors in connection with the preparation of the financial statements;
-	review with the external auditors and management the extent to which changes and improvements in financial or accounting practices have been implemented;
-	review any complaints or concerns about any questionable accounting, internal accounting controls or auditing matters;
-	review certification process;
-	establish a procedure for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters; and
-	establish a procedure for the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

Other

-	review any related-party transactions;
-	engage independent counsel and other advisors as it determines necessary to carry out its duties; and
-	to set and pay compensation for any independent counsel and other advisors employed by the Committee.”

Composition

The Company’s Audit Committee is currently comprised of three directors, Christopher Bunka, Robert McAllister and Gerald Carlson. As defined in NI 52-110, the Company does not have a director that is “independent. Also as defined in NI 52-110, Christopher Bunka is considered to be “financially literate”.

Audit Committee Oversight

Since the commencement of the Company’s most recently completed financial year, the Company’s Board of Directors has not failed to adopt a recommendation of the Audit Committee to nominate or compensate an external auditor.

Reliance on Certain Exemptions

Since the commencement of the Company’s most recently completed financial year, the Company has not relied on the exemptions contained in sections 2.4 or 8 of NI 52-110. Section 2.4 provides an exemption from the requirement that the Audit Committee must pre-approve all non-audit services to be provided by the auditor, where the total amount of fees related to the non-audit services are not expected to exceed 5% of the total fees payable to the auditor in the fiscal year in which the non-audit services were provided. Section 8 permits a company to apply to a securities regulatory authority for an exemption from the requirements of NI 52-110 in whole or in part.

Pre-Approval Policies and Procedures

The Audit Committee has not adopted specific policies and procedures for the engagement of non-audit services. Subject to the requirements of NI 52-110, the engagement of non-audit services is considered by the Company’s Board of Directors, and where applicable by the Audit Committee, on a case-by-case basis.

Exemption

The Company is relying on the exemption provided by section 6.1 of NI 52-110 which provides that the Company, as a venture issuer, is not required to comply with Part 3 (Composition of the Audit Committee) and Part 5 (Reporting Obligations) of NI 52-110.

Proxy

ANNUAL MEETING OF STOCKHOLDERS OF ENERTOPIA CORP. (the "Company") TO BE HELD AT 400 – 570 Granville St,
Vancouver BC V6C 3P1 on Wednesday, April 11, 2012, at 10:00 A.M. (PACIFIC TIME)

The undersigned stockholder McAllister Bunka , , ("Registered Stockholder") of the Company hereby appoints Robert a Director of the Company, or failing this person, Chris a Director of the Company, or, in the place of the foregoing, ______________________________ as proxyholder for and on behalf of the Registered Stockholder with the power of substitution to attend, act and vote for and on behalf of the Registered Stockholder in respect of all matters that may properly come before the Meeting of the Registered Stockholders of the Company and at every adjournment thereof, to the same extent and with the same powers as if the undersigned Registered Stockholder were present at the said Meeting, or any adjournment thereof.

The Registered Stockholder hereby directs the proxyholder to vote the securities of the Company registered in the name of the Registered Stockholder as specified herein.

The undersigned Registered Stockholder hereby revokes any proxy previously given to attend and vote at said Meeting.

 SIGN HERE: ________________________________________________________________

Please Print Name: ___________________________________________________________

Date: ______________________________________________________________________

Number of Shares Represented by Proxy: __________________________________________

THIS PROXY FORM IS NOT VALID UNLESS IT IS SIGNED AND DATED. SEE IMPORTANT INFORMATION AND INSTRUCTIONS ON REVERSE.

Resolutions (For full detail of each item, please see the enclosed Notice of Meeting and Information Circular)

			For	Against	Withhold
1.	(a)	To elect as Director, Robert McAllister
	(b)	To elect as Director, Chris Bunka
	(c)	To elect as Director, Donald Findlay
	(d)	To elect as Director, Greg Dawson
2.	To re-appoint MNP LLP as auditors of the Company and permit the directors to set the remuneration
3.	To transact such other business as may properly come before the Meeting

INSTRUCTIONS FOR COMPLETION OF PROXY

1.	This Proxy is solicited by the Management of the Company.

2.	This form of proxy (“Instrument of Proxy”) must be signed by you, the Registered Stockholder, or by your attorney duly authorized by you in writing, or, in the case of a corporation, by a duly authorized officer or representative of the corporation; and if executed by an attorney, officer, or other duly appointed representative, the original or a notarial copy of the instrument so empowering such person, or such other documentation in support as shall be acceptable to the Chairman of the Meeting, must accompany the Instrument of Proxy.

3.	If this Instrument of Proxy is not dated in the space provided, authority is hereby given by you, the Registered Stockholder, for the proxyholder to date this proxy seven (7) calendar days after the date on which it was mailed to you, the Registered Stockholder, by Olympia Trust Company.

4.	A Registered Stockholder who wishes to attend the Meeting and vote on the resolutions in person, may simply register with the scrutineers at the Meeting before the Meeting begins.

5.	A Registered Stockholder who is not able to attend the Meeting in person but wishes to vote on the resolutions, may do one of the following:

(a) appoint one of the management proxyholders named on this Instrument of Proxy, by leaving the wording appointing a nominee as is (i.e. do not strike out the management proxyholders shown and do not complete the blank space provided for the appointment of an alternate proxyholder). Where no choice is specified by a Registered Stockholder with respect to a resolution set out herein, a management appointee acting as a proxyholder will vote in favour of each matter identified on this Instrument of Proxy and for the nominees of management for directors and auditor as identified in this Instrument of Proxy; OR

(b) appoint another proxyholder, who need not be a Registered Stockholder of the Company, to vote according to the Registered Stockholder’s instructions, by striking out the management proxyholder names shown and inserting the name of the person you wish to represent you at the Meeting in the space provided for an alternate proxyholder. If no choice is specified with respect to the matters to be voted on at the Meeting, the proxyholder has discretionary authority to vote as the proxyholder sees fit.

6.	The securities represented by this Instrument of Proxy will be voted or withheld from voting in accordance with the instructions of the Registered Stockholder on any poll of a resolution that may be called for and, if the Registered Stockholder specifies a choice with respect to any matter to be acted upon, the securities will be voted accordingly. Further, the securities will be voted by the appointed proxyholder with respect to any amendments or variations of any of the resolutions set out on the Instrument of Proxy or matters which may properly come before the Meeting as the proxyholder in its sole discretion sees fit.

If a Registered Stockholder has submitted an Instrument of Proxy, the Registered person . Stockholder may still attend the Meeting and may vote in To do so, the Registered Stockholder must record his/her attendance with the scrutineers before the commencement of the Meeting and revoke, in writing, the prior votes by proxy.

To be represented at the Meeting, this Instrument of Proxy must be received by Olympia Trust Company no later than forty eight (48) hours (excluding Saturdays, Sundays and holidays) prior to the time of the Meeting, or adjournment thereof, or may be accepted by the Chairman of the Meeting prior to the commencement of the Meeting.

4.	VOTING METHODS

INTERNET VOTING 24 Hours a Day, 7 days a week: If a WEB VOTING ID NUMBER appears on the face of this Instrument of Proxy in the address box (see example below), you can complete internet voting at https://secure. olympiatrust. com/proxy/

Example:	123456 9999 1000 123F45K	o 123F45K would be your WEB VOTING ID NUMBER
JOHN DOE
123 MAIN STREET
CALGARY AB T1A 1A1

RETURN YOUR PROXY BY MAIL, FACSIMILE OR E-MAIL TO Olympia Trust Company:
Olympia Trust Company, Proxy Department, 1003 – 750 West Pender Street, Vancouver, British Columbia V6C 2T8
Facsimile: (604) 484-8638 E-mail: proxy@olympiatrust. com
             Do not mail the printed Instrument of Proxy if you have voted via the Internet.